                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05767

                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Municipal Income Trust

Annual Report to Shareholders

November 30, 2004

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes may also apply. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 11/30/04
Scudder Strategic Municipal Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	7.98%	8.60%	9.08%	7.73%
Based on Market Price	5.58%	8.43%	11.32%	7.76%
Lehman Brothers Municipal Bond Index+	4.07%	5.68%	6.78%	7.16%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/04	As of 11/30/03
Net Asset Value	$ 12.26	$ 12.23
Market Price	$ 12.38	$ 12.62
Distribution Information
Twelve Months: Income Dividends (common shareholders) as of 11/30/04	$ .90
November Income Dividend (common shareholders)	$ .075
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/04++	7.34%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/04++	7.27%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 11/30/04++	11.29%
Tax Equivalent Distribution Rate (based on Market Price) as of 11/30/04++	11.18%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Strategic Municipal Income Trust:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Municipal Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund team in 1998.

Over 28 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund team in 1998.

Over 18 years of investment industry experience.

Philip G. Condon and Rebecca L. Wilson serve as portfolio co-managers of Scudder Strategic Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the trust's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the annual period ended November 30, 2004?

A:  Municipal bonds and the broad bond market, in general, delivered strong results for the 12-month period ended November 30, 2004. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 4.07% for the annual period ended November 30, 2004.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.44% for the same period.2

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends, and unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Municipal bond new issue supply was lower for the 11-month (calendar year-to-date) period ended November 30, 2004 versus the same period in 2003. Because of concerns about rising interest rates, municipal bond demand was low among mutual fund investors. However, demand from institutional investors was strong. This combination of declining supply and solid demand helped municipal bonds outperform many taxable alternatives. Supply and demand factors are important because they are one way a bond's price can be driven higher or lower. High demand or low supply can cause a bond's price to rise, while lessened demand or a flood of supply can cause a bond's price to decline. A bond's yield moves in the opposite direction of its price.

During the period, the Federal Reserve Board increased the federal funds rate, the benchmark for market interest rates, to 2.00% in four increments of 0.25 percentage points. However, slowing economic growth and rising oil prices helped keep yields in the bond market from rising as much as investors anticipated and caused yields to decline in some maturities. (A rise in interest rates causes the price of a bond in the market to fall, which would make bonds a less attractive security to own.)

Overall, the municipal bond yield curve flattened during the period.3 Generally, municipal bond yields with shorter maturities rose, while 15- and 20-year bonds declined slightly. Bonds with maturities of 30 years rose slightly. A flattening curve means that the difference in yields between longer-term and shorter-term maturities is decreasing, and investors have less incentive to tie their money up in longer-maturity bonds, which can be more sensitive to interest rate changes. The fund's portfolio managers track the movements of the yield curve and position the fund's investments based upon their expectations for future yield curve fluctuations, while also working to keep the fund's duration similar to that of its benchmark, the Lehman Brothers Municipal Bond Index.4 (See the graph on the following page for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

AAA Municipal bond yield curve (as of 11/30/03 and 11/30/04)

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

Q:  How did Scudder Strategic Municipal Income Trust perform for the 12-month period ended November 30, 2004?

A:  Scudder Strategic Municipal Income Trust delivered strong absolute and relative results. The fund's total return based on net asset value was 7.98%. The fund posted a total return based on market value of 5.58%. The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 4.07%. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended November 30, 2004?

A:  High-yield municipal bonds performed strongly for the annual period because interest rates remained historically low and investors continued to seek out higher-yielding investments. This heightened demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, and the outlook for entities issuing high-yield bonds improved. As a result, yield spreads for high-yield bonds also tightened during the period.5 This strong showing by high-yield bonds aided the fund's strong results for the period. Overall, we believe municipal bond valuations relative to Treasuries and agencies are attractive throughout the yield curve.

5 The yield spread is the difference between the yield of a municipal bond and the yield of a AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A tightening in the yield spread is a positive.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2004

Portfolio Composition	11/30/04	11/30/03

Revenue Bonds	71%	73%
ETM/Prerefunded Bonds	16%	12%
General Obligation Bonds	10%	12%
Lease Obligations	3%	3%
	100%	100%
Quality	11/30/04	11/30/03

AAA	34%	32%
AA	2%	3%
A	11%	8%
BBB	20%	27%
BB	2%	—
B	2%	—
Not Rated	29%	30%
	100%	100%
Interest Rate Sensitivity	11/30/04	11/30/03

Average Maturity	8.2 years	11.8 years
Duration	5.7 years	6.8 years
Top Five State Allocations	11/30/04	11/30/03
1. Texas	21%	15%
2. New York	12%	9%
3. Illinois	12%	8%
4. California	10%	6%
5. Massachusetts	8%	5%

Portfolio composition, quality, interest rate sensitivity and top five state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004

	Principal Amount ($)	Value ($)

Municipal Investments 150.1%
Alabama 2.0%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,119,940
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,561,575
		2,681,515
Arizona 1.5%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	2,050,000	1,952,604
California 9.8%
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	1,890,000	1,985,029
Series 2003-A-1, 6.75%, 6/1/2039	4,500,000	4,501,440
California, State Economic Recovery, Series C-6, 1.63%*, 7/1/2023, Citibank NA (c)	1,200,000	1,200,000
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	1,920,000	2,095,738
Sacramento County, CA, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,190,000	1,209,837
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	2,074,120
		13,066,164
Colorado 6.5%
Arapahoe County, CO, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010	5,000,000	3,516,100
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Federal Bond Program, Series A1, 1.67%*, 9/1/2033, Bank of America NA (c)	900,000	900,000
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,095,850
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	1,150,000	1,219,288
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	1,760,000	1,853,403
		8,584,641
Connecticut 2.6%
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	1,967,860
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2017	2,000,000	1,001,220
Series B, Zero Coupon, 9/1/2018	1,000,000	470,630
		3,439,710
District of Columbia 0.8%
District Columbia, Core City General Obligation, Series A, 5.0%, 6/1/2018 (b)	1,000,000	1,048,950
Florida 7.9%
Alachua County, FL, Health Facilities Authority, Health Facilities Revenue, Shands Teaching Hospital, Series A, 1.69%*, 12/1/2032, SunTrust Bank (c)	800,000	800,000
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	2,000,000	2,452,040
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	2,006,960
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 6.75%, 11/15/2029	1,600,000	1,685,504
Nassau County, FL, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	1,875,000	1,915,687
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	1,002,480
Pinellas County, FL, Health Facilities Authority Revenue, Pooled Hospital Loan Program, 1.67%*, 12/1/2015 (b)	700,000	700,000
		10,562,671
Georgia 1.5%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,240,013
Brunswick & Glynn County, GA, Development Authority First Mortgage Revenue, Coastal Community Retirement, Series A, 7.25%, 1/1/2035	740,000	730,920
		1,970,933
Hawaii 1.1%
Hawaii, State General Obligation, Lease, Series CU, 5.75%, 10/1/2011 (b)	1,250,000	1,412,012
Illinois 12.0%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,360,000	1,364,978
Chicago, IL, Core City General Obligation, Board of Education, Series A, 5.75%, 12/1/2017 (b)	1,380,000	1,564,768
Illinois, Core City General Obligation, 5.0%, 6/1/2019 (b)	3,000,000	3,171,210
Illinois, Finance Authority Revenue, Northwestern Memorial Hospital, Series B-1, 1.67%*, 8/15/2038	600,000	600,000
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,417,773
Illinois, State General Obligation, Prerefunded, 6.0%, 1/1/2013 (b)	3,315,000	3,771,575
Illinois, Upper River Valley Development Authority, Solid Waste Disposal Revenue, Waste Recovery Project, AMT, 5.9%, 2/1/2014	1,750,000	1,765,767
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,240,000	1,267,057
		15,923,128
Indiana 2.2%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,867,070
Iowa 0.9%
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 6.45%, 5/1/2011	1,225,000	1,255,196
Kansas 1.9%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	501,730
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	2,000,000	2,037,260
		2,538,990
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,071,850
Louisiana 2.4%
Morehouse Parish, LA, Pollution Control Revenue, International Paper Co. Project, Series A, 5.25%, 11/15/2013	3,000,000	3,218,040
Maryland 7.8%
Anne Arundel County, MD, County General Obligation, National Business Park Project, Prerefunded, 7.375%, 7/1/2028	1,000,000	1,225,890
Anne Arundel County, MD, County Revenue Lease, Arundel Mills Project, Prerefunded, 7.1%, 7/1/2029	1,500,000	1,791,150
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, 5.75%, 6/1/2019	1,000,000	1,042,040
Series A, 5.75%, 6/1/2031	1,000,000	1,012,690
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,125,700
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	4,188,160
		10,385,630
Massachusetts 8.0%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	2,000,000	2,312,640
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,079,760
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	1,980,000	1,919,392
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	1,790,000	1,880,216
Massachusetts, State General Obligation, Consolidated Loan:
Series B, Prerefunded, 5.0%, 4/1/2016 (b)	915,000	990,506
Series B, 5.0%, 4/1/2016 (b)	2,260,000	2,446,495
		10,629,009
Michigan 4.2%
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,072,480
Michigan, Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 1.7%*, 3/1/2014, Comerica Bank (c)	600,000	600,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,097,780
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	380,000	408,603
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,422,343
		5,601,206
Missouri 3.0%
St. Louis, MO, Industrial Development Authority Revenue, St. Louis Convention Center:
AMT, Series A, 6.875%, 12/15/2020	1,000,000	799,430
AMT, Series A, 7.2%, 12/15/2028	2,000,000	1,609,300
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,350,000	1,570,036
		3,978,766
Nebraska 0.2%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, AMT, Series A, 6.7%, 9/1/2026	295,000	302,393
Nevada 1.6%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	2,029,360
Nevada, Single Family Housing Revenue, AMT, Series C, 6.5%, 4/1/2028	140,000	144,137
		2,173,497
New Hampshire 3.4%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,085,650
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,380,840
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights, 7.45%, 1/1/2025	2,000,000	2,063,360
		4,529,850
New Jersey 5.4%
Gloucester County, NJ, Industrial Pollution Control, Financing Authority Revenue, ExxonMobil, 1.5%*, 1/1/2022	800,000	800,000
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	290,000	296,247
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (b)	1,430,000	1,499,312
Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,847,331
New Jersey, Higher Education Revenue, Education Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,020,000	1,045,908
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,745,000	1,657,384
		7,146,182
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,772,110
New York 12.1%
Nassau County, NY, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (b)	2,825,000	3,265,587
Nassau County, NY, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	760,000	833,431
New York, NY, Core City General Obligation, Series C, 7.0%, 2/1/2010	315,000	317,413
New York, NY, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.125%, 4/1/2019 (b)	1,450,000	1,624,711
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	490,000	557,130
New York, NY, State General Obligation Lease, Higher Education Revenue, Dormitory Authority, State University, Prerefunded, 5.125%, 5/15/2021 (b)	1,880,000	2,003,140
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.0%, 11/15/2013	1,510,000	1,745,605
New York, NY, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, ETM, Series Y, 6.0%, 1/1/2012	5,000,000	5,693,550
		16,040,567
North Carolina 1.9%
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,056,290
Series B, 6.375%, 1/1/2013	1,300,000	1,456,169
		2,512,459
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,089,750
Pennsylvania 4.6%
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,096,460
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Philadelphia College of Textiles and Science, 6.7%, 4/1/2014	2,000,000	2,090,260
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	798,112
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,074,750
		6,059,582
Rhode Island 1.4%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	1,870,600
South Carolina 7.1%
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	2,000,000	2,047,580
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	1,545,000	1,719,276
Series A, Prerefunded, 7.375%, 12/15/2021	1,000,000	1,230,200
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024 (b)	4,150,000	4,445,563
		9,442,619
South Dakota 1.6%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,065,700
Tennessee 1.8%
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,349,400
Texas 21.3%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,365,025
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	1,995,000	961,151
Crowley, TX, School District General Obligation, 5.125%, 8/1/2025	4,000,000	4,069,760
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,000,000	2,051,180
Houston, TX, General Obligation:
Prerefunded, Series A, 5.0%, 3/1/2016	1,365,000	1,467,471
5.0%, 3/1/2016	1,635,000	1,716,635
Houston, TX, School District General Obligation, Series A, 5.0%, 2/15/2024	2,000,000	2,036,120
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	2,000,000	1,622,800
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,090,370
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013 (b)	5,000,000	5,629,800
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	1,050,180
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (b)	3,860,000	4,324,474
		28,384,966
Utah 0.1%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	70,000	70,535
Virgin Islands 2.6%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,436,200
Virginia 1.6%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,101,720
West Virginia 1.8%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	432,319
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	1,919,104
		2,351,423
Wisconsin 2.0%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	1,000,000	1,008,930
6.875%, 4/15/2030	1,000,000	1,097,540
Wisconsin, Hospital & Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017	600,000	613,572
		2,720,042
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,698,447) (a)	150.1	199,607,680
Other Assets and Liabilities	2.5	3,417,171
Preferred Shares, at Redemption Value	(52.6)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	133,024,851

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2004.

(a) The cost for federal income tax purposes was $185,325,195. At November 30, 2004, net unrealized appreciation for all securities based on tax cost was $14,282,485. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,384,152 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,101,667.

(b) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	2.6
FGIC	Financial Guaranty Insurance Company	2.9
FSA	Financial Security Assurance	5.3
MBIA	Municipal Bond Investors Assurance	9.2

(c) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004
Assets
Investments in securities, at value (cost $185,698,447)	$ 199,607,680
Cash	68,895
Receivable for investments sold	125,000
Interest receivable	3,449,499
Other assets	29,596
Total assets	203,280,670
Liabilities
Dividends payable	20,808
Accrued management fee	104,808
Other accrued expenses and payables	130,203
Total liabilities	255,819
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 133,024,851
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	2,334,063
Net unrealized appreciation (depreciation) on investments	13,909,233
Accumulated net realized gain (loss)	(3,439,819)
Paid-in capital	120,221,374
Net assets applicable to common shareholders	$ 133,024,851
Net Asset Value
Net Asset Value, per common share ($133,024,851 ÷ 10,850,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2004
Investment Income
Income: Interest	$ 12,275,716
Expenses: Management fee	1,214,053
Services to shareholders	37,843
Custodian fees	11,510
Auditing	50,750
Legal	30,015
Trustees' fees and expenses	22,646
Reports to shareholders	16,011
Auction agent fee	199,116
Stock exchange listing fees	21,269
Other	55,264
Total expenses, before expense reductions	1,658,477
Expense reductions	(1,589)
Total expenses, after expense reductions	1,656,888
Net investment income	10,618,828
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(150,392)
Net unrealized appreciation (depreciation) during the period on investments	430,552
Net gain (loss) on investment transactions	280,160
Dividends on preferred shares	(828,120)
Net increase (decrease) in net assets resulting from operations	$ 10,070,868

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2004	2003
Operations: Net investment income	$ 10,618,828	$ 10,688,247
Net realized gain (loss) on investment transactions	(150,392)	(3,163,953)
Net unrealized appreciation (depreciation) on investment transactions during the period	430,552	6,723,428
Dividends on preferred shares	(828,120)	(744,864)
Net increase (decrease) in net assets resulting from operations	10,070,868	13,502,858
Distributions to common shareholders from: Net investment income	(9,712,693)	(9,372,241)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	564,302	576,947
Net increase (decrease) in net assets from Fund share transactions	564,302	576,947
Increase (decrease) in net assets	922,477	4,707,564
Net assets at beginning of period	132,102,374	127,394,810
Net assets at end of period (including undistributed net investment income of $2,334,063 and $2,368,849, respectively)	$ 133,024,851	$ 132,102,374
Other Information
Common shares outstanding at beginning of period	10,805,100	10,757,035
Shares issued to common shareholders in reinvestment of distributions	45,731	48,065
Common shares outstanding at end of period	10,850,831	10,805,100

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2004	2003	2002[a]	2001[b]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 11.84	$ 11.83	$ 11.37	$ 11.31
Income from investment operations: Net investment income[c]	.98	.99	1.01	1.01	1.01
Net realized and unrealized gain (loss) on investment transactions	.03	.34	(.13)	.40	.13
Dividends on preferred shares (common share equivalent): From net investment income	(.08)	(.07)	(.09)	(.20)	(.27)
Total from investment operations	.93	1.26	.79	1.21	.87
Less distributions from: Net investment income to common shareholders	(.90)	(.87)	(.78)	(.75)	(.75)
Net realized gains on investment transactions (common shares)	—	—	—	—	(.06)
Total distributions to common shareholders	(.90)	(.87)	(.78)	(.75)	(.81)
Net asset value, end of period	$ 12.26	$ 12.23	$ 11.84	$ 11.83	$ 11.37
Market value, end of period	$ 12.38	$ 12.62	$ 11.78	$ 12.01	$ 10.51
Total Return
Based on net asset value (%)[d]	7.98	10.85	7.00	10.98	8.63
Based on market price (%)[d]	5.58	15.16	4.86	21.78	10.13

Years Ended November 30, (continued)	2004	2003	2002[a]	2001[b]	2000[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	133	132	127	127	122
Ratio of expenses (%) (based on net assets of common shares)	1.25	1.28	1.32	1.26	1.50
Ratio of expenses (%) (based on net assets of common and preferred shares)	.82	.83	.86	.81	.95
Ratio of net investment income (loss) (%) (based on net assets of common shares)	8.03	8.26	8.49	8.55	9.07
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)	5.25	5.36	5.48	5.52	5.73
Portfolio turnover rate (%)	15	14	7	15	33
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)*	70	70	70	70	70
Asset coverage per share ($)*	72,500	72,200	70,500	70,400	69,000
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000

[a] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by $.01, decrease net realized and unrealized gain (loss) per share by $.01, and increase the ratio of net investment income to average net assets from 8.42% to 8.49%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[b] In 2001 the Fund changed its method of classifying preferred shares.

[c] Based on average common shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $3,780,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($260,000), November 30, 2010 ($170,000), November 30, 2011 ($3,165,000) and November 30, 2012 ($185,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ 2,381,928
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (3,780,000)
Net unrealized appreciation (depreciation) on investments	$ 14,282,485

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended November 30,
	2004	2003
Distributions from tax-exempt income	$ 10,540,813	$ 10,117,105

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $30,315,963 and $30,653,260, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, of common shares plus the value of preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2004, the amount charged to the Fund by SISC aggregated $24,000, of which $9,875 is unpaid at November 30, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the year ended November 30, 2004, the Advisor agreed to reimburse the Fund $1,219, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During year ended November 30, 2004, the Fund's custodian fees were reduced by $370, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Scudder Strategic Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Strategic Municipal Income Trust, (the "Fund"), as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Municipal Income Trust at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2005
Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	87
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	87
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

Additional Information

Changes in Trustees and Officers

Effective December 30, 2004, the Board of Trustees increased the size of the Board and appointed William McClayton and Robert H. Wadsworth as Trustees of the fund. Fred B. Renwick retired from the Board of Trustees effective June 29, 2004 in connection with the fund's Annual Meeting of Shareholders.

On September 24, 2004, the Board of Trustees elected Julian F. Sluyters, who also serves as Chief Executive Officer of the fund, as President of the fund, replacing Brenda Lyons. The Board of Trustees also elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 12, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	811234-103

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2004, Scudder Strategic Municipal
Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
November 30,     to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $41,478           $0             $7,320           $0
--------------------------------------------------------------------------------
2003              $38,378           $0             $6,687           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 November 30,        Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                 $281,500                $0                   $0
--------------------------------------------------------------------------------
2003                 $112,900                $0                   $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
November 30,      (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $7,320               $0               $386,601       $393,921
--------------------------------------------------------------------------------
2003            $6,687               $0              $3,759,685     $3,766,372
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E & Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L.
Dunaway(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton
(effective December 30, 2004).

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Item 8 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------
                                         (a)       (b)       (c)         (d)
                                                           Total
                                                           Number      Maximum
                                                          of Shares   Number of
                                                          Purchased  Shares that
                                                 Average as Part of   May Yet Be
                                        Total     Price   Publicly    Purchased
                                      Number of   Paid    Announced   Under the
                                       Shares      per    Plans or    Plans or
Period                                Purchased*  Share   Programs    Programs
--------------------------------------------------------------------------------

December 1 through December 31, 2003      n/a       n/a      n/a        n/a
January 1 through January 31, 2004        n/a       n/a      n/a        n/a
February 1 through February 29, 2004      n/a       n/a      n/a        n/a
March 1 through March 31, 2004            n/a       n/a      n/a        n/a
April 1 through April 30, 2004            n/a       n/a      n/a        n/a
May 1 through May 31, 2004                n/a       n/a      n/a        n/a
June 1 through June 30, 2004              n/a       n/a      n/a        n/a
July 1 through July 31, 2004              n/a       n/a      n/a        n/a
August 1 through August 31, 2004          n/a       n/a      n/a        n/a
September 1 through September 30, 2004    n/a       n/a      n/a        n/a
October 1 through October 31, 2004        n/a       n/a      n/a        n/a
November 1 through November 30, 2004      n/a       n/a      n/a        n/a

--------------------------------------------------------------------------------
Total                                     n/a       n/a      n/a        n/a
--------------------------------------------------------------------------------

* All shares were purchased in open market transactions.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005